Exhibit 99.1

AVIS BUDGET GROUP’S PENDING ACQUISITION OF ZIPCAR
RECEIVES U.K. ANTITRUST CLEARANCE

Merger Transaction Expected to Close during Week of March 11

PARSIPPANY, N.J. and CAMBRIDGE, Mass., March 8, 2013 — Avis Budget Group, Inc. (Nasdaq: CAR) and Zipcar, Inc. (Nasdaq: ZIP), the world's leading car sharing network, today announced that the United Kingdom Office of Fair Trading has determined that Avis Budget’s planned acquisition of Zipcar does not qualify for investigation under U.K. antitrust law.  The transaction has now received regulatory clearance in both the United States and the United Kingdom.

The companies currently anticipate that the transaction will be completed during the week of March 11, subject to customary closing conditions.

About Avis Budget Group, Inc.
Avis Budget Group, Inc. is a leading global provider of vehicle rental services through its Avis and Budget brands, with more than 10,000 rental locations in approximately 175 countries around the world.  Avis Budget Group operates most of its car rental offices in North America, Europe and Australia directly, and operates primarily through licensees in other parts of the world.  Avis Budget Group has approximately 28,000 employees and is headquartered in Parsippany, N.J.  More information is available at www.avisbudgetgroup.com.

About Zipcar, Inc.
Zipcar is the world's leading car sharing network, with more than 777,000 members and nearly 10,000 vehicles in urban areas and college campuses throughout the United States, Canada, the United Kingdom, Spain and Austria. Zipcar offers more than 30 makes and models of self-service vehicles by the hour or day to residents and businesses looking for an alternative to the high costs and hassles of owning a car. More information is available at www.zipcar.com.

Forward-Looking Statements
Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Avis Budget Group or Zipcar to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "forecast" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are based upon then current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements.

There can be no assurance that the proposed acquisition of Zipcar will occur as currently contemplated, or at all, or that the expected benefits from the transaction will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed acquisition of Zipcar include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the acquisition, the respective parties' performance of their obligations under the merger agreement relating to the acquisition, and other factors affecting the execution of the transaction.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Avis Budget's Annual Report on Form 10-K for the year ended December 31, 2012 and Zipcar's Annual Report on Form 10-K for the year ended December 31, 2012, included under headings such as "Forward-Looking Statements", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations", and in other filings and furnishings made by Avis Budget and Zipcar with the Securities and Exchange Commission from time to time. Other unknown or unpredictable factors could also have material adverse effects on Avis Budget's or Zipcar's performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Avis Budget and Zipcar undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

CONTACTS:
         Avis Budget Group Media Contact:
         John Barrows
         973-496-7865
         PR@avisbudget.com

         Avis Budget Group Investor Contact:
         Neal Goldner
         973-496-5086
         IR@avisbudget.com

         Zipcar Media Contact:
         Karen Drake
         617-336-4323
         PR@zipcar.com

         Zipcar Investor Contacts:
         Jamie Moser / Nick Lamplough
         Joele Frank, Wilkinson Brimmer Katcher
         212-355-4449
         jmoser@joelefrank.com /
         nlamplough@joelefrank.com

         Jonathan Schaffer
         The Blueshirt Group
         212-871-3953
         IR@zipcar.com